© 2021 Avaya Inc. All rights reserved Investor Presentation 1Q FY21 February 9, 2021 Exhibit 99.2

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 2 Cautionary Note Regarding Forward-Looking Statements This release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should,“ "will," or “would” or the negative thereof or other variations thereof or comparable terminology. Avaya Holdings Corp. (the "Company") has based these forward-looking statements on its current expectations, assumptions, estimates and projections. These statements, including the Company’s outlook, do not include the potential impact of any business combinations, asset acquisitions, divestitures, strategic investments or other strategic transactions completed after the date hereof. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward- looking statements to be inaccurate include, among others, termination or modification of current contracts which could impair attainment of our OneCloud ARR metric; the duration, severity and impact of the coronavirus pandemic (“COVID-19”), as well as governmental and business responses to COVID-19, and the impact the pandemic and such responses have on our business, financial performance, liquidity and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data, are available on our website at investors.avaya.com. None of the information included on the Company's website is incorporated by reference in this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 3 Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables in the Appendix hereto. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations but that still affect our net income. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. We also present the measures non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP earnings per share as a supplement to our unaudited condensed consolidated financial statements presented in accordance with GAAP. We believe these non-GAAP measures are the most meaningful for period to period comparisons because they exclude the impact of the earnings and charges noted in the applicable tables in the Appendix to this presentation that resulted from matters that we consider not to be indicative of our ongoing operations. The company presents constant currency information to provide a framework to assess how the company’s underlying businesses performance excluding the effect of foreign currency rate fluctuations. To present this information for current and comparative prior period results for entities reporting in currencies other than U.S. dollars, the amounts are converted into U.S. dollars at the exchange rate in effect on the last day of the company’s prior fiscal year (i.e. September 30, 2020). In addition, we present the liquidity measure of free cash flow. Free cash flow is calculated by subtracting capital expenditures from Net cash provided by operating activities. We believe free cash flow is a measure often used by analysts and investors to compare the cash flow and liquidity of companies in the same industry. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from the non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The Appendix to this presentation includes tables that reconcile historical GAAP measures to non-GAAP measures.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 4 $190m Adj. EBITDA(1)(3) ~100m Unified Communications Lines(1) ~190 Countries(2) ~6m Contact Center Seats(1) (1) For and as of 1Q FY21 ending December 31, 2020. (2) For and as of September 30, 2020. (3)Adjusted EBITDA is a non-GAAP measure. See non-GAAP reconciliation in the Appendix hereto for a reconciliation to the nearest GAAP measure. (4)Expected FY2021 spend on Research and Development $743m Revenue(1) >$200m FY21 R&D Investment(4) $262m OneCloud ARR(1) • Avaya is a leading pure-play Unified Communications & Collaboration and Contact Center Software company with ~100,000 global customers(1) • Avaya serves over 90% of the largest US companies(1) • Major strategic partnerships broaden product portfolio Avaya's Q1 at a Glance 88% Software & Services Revenue(1) 65% Recurring Revenue(1) 34% Cloud, Alliance Partner & Subscription Revenue(1)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 5 Arc of Avaya's Journey

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 6 Business Model Evolution

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 7 Source: Avaya management analysis derived from third party industry estimates Note: charts not to scale against each other Note: Excludes Services and Devices TAMs of $22.3B and $18.3B in 2019 and 2023, respectively

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 8

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 9 Customer Benefits of Avaya OneCloud

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 10

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 11 Financial Overview 1Q FY21

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 12 1Q FY21 Financial Highlights OneCloud ARR Recurring Revenue Cloud, Alliance Partner & Subscription Revenue $262M 65%34% Revenue Total Contract Value(1) Non-GAAP Gross Margin* (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. 62%$2.2B$743M Revenue Software & Services Revenue 88%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 13 $190M 25.6% of Revenue $750M 3.0x As we return to growth, we remain highly profitable with strong liquidity. (1) For and as of 1Q ending December 31, 2020. (2)Net-debt as of December 31, 2020, defined as short term debt and long term debt less cash, and Trailing Twelve Months (TTM) Adjusted EBITDA were used for this calculation.* *For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. $48M 6% of Revenue Financial Strength & Flexibility Adj. EBITDA(1)* Cash Flow from Operations(1) Cash Balance(1) Net-debt / Adj. EBITDA(2)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 14 • Transforming the business to a recurring revenue and software-oriented model, including the introduction of ARR • Achieved the 30% CAPS target a year ahead of schedule • Investing substantially in R&D and Go-To-Market to address the growing Cloud-First TAM FY18* FY19* 1H'20 2H'20 Q1'FY21 Revenue YoY Growth(2) (2)% (4)% (4)% +2% +3% Revenue from Software and Services 82% 83% 87% 88% 88% Recurring Revenue 57% 58% 62% 64% 65% Revenue from CAPS 14% 15% 20% 32% 34% Non-GAAP Gross Margin* 63% 61% 61% 61% 62% Adjusted EBITDA Margin* 24% 24% 23% 26% 26% Business Model Transformation(1) (1) FY18 and FY19 calculated with Non-GAAP Revenue*; 1H20, 2H20, and 1Q21 calculated with GAAP Revenue. (2) FY18 revenue growth as-reported; FY19, FY20, & 1Q21 revenue growth on a constant currency basis using foreign exchange rates as of September 30th of the respective comparison period. The Company presents constant currency information to provide a framework to assess the Company’s performance excluding the effect of foreign currency rate fluctuations. Revenues exclude discontinued operations for the divestiture of the Company’s Networking business in a transaction completed in FY17. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 15

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 16 Cloud & ARR Growth

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 17(1) Unless otherwise noted, values reflect January 31, 2021 FX rates.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 18

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 19 2.5x ~$550M Low to Mid BB/Ba ~$400M Net Leverage(1)* Cash Balance Minimum Liquidity (Cash + ABL Revolver Availability) Senior Secured Debt Rating(2) Minimum ~$250-300M Long Term Targets (1) Net Leverage defined as Debt minus Cash and Cash equivalents divided by LTM Adj. EBITDA (2) A securities rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. Financial Policy

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 20 1Q Financial Highlights $M, as reported 1Q FY21 4Q FY20 1Q FY20 Revenue $ 743 $ 755 $ 715 Non-GAAP Gross Margin* 61.8% 61.3% 61.5 % Non-GAAP Operating Expense* (% of revenue) 39.8% 38.8% 40.4 % Non-GAAP Operating Margin* 21.9% 22.5% 21.1 % Adjusted EBITDA* $ 190 $ 200 $ 174 Adjusted EBITDA Margin* 25.6% 26.5% 24.3% • Continued large deal activity with 119 deals over $1 million, 14 over $5 million, and 6 over $10 million • Total Contract Value (TCV)(1) of $2.2B • Added approximately 1,600 new logos • Generated $48M in cash flow from operations (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, including both billed and unbilled backlog. * For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. 1Q FY21 Update

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 21 Business Highlights ▪ Avaya Cloud Office™ launched in Austria, Belgium, Germany, Italy, and Spain. ▪ The Company is launching a Term Loan Amendment transaction today to extend the maturity of its outstanding Tranche B Term Loans due December 2024 to September 2027. In connection, the Company will make a $100 million prepayment of the existing Tranche B Term Loans. ▪ Prodec Networks, which has historically been focused on their on-prem IP Office and Aura solutions to address their needs within the public sector and enterprise space, continues to invest heavily in its UCaaS strategy using Avaya Cloud Office to deliver effective, easy to manage communication tools for home workers based on their forecasted growth for organizations migrating to the cloud. ▪ DB Systel UK Ltd, the UK IT arm of the 2nd largest global transportation company, based in Europe, signed a three year ACO deal that will initially cover several hundred users. Their key criteria were flexibility, ease of use, and simple deployment in order to serve their customers globally. ▪ Engagent Health adopted Avaya OneCloud CCaaS across locations to meet existing needs and facilitate ambitious growth plans that will see them increase their contact center capacity by over 5x in 2021. This customer also chose Avaya Cloud Office to communicate internally to solve client and customer problems in real-time while executive management and multiple global operation centers share information quickly through one simple, mobile, easy-to-use solution. ▪ Avaya Earned the Frost & Sullivan Award for Excellence in Healthcare Solutions. ▪ Avaya named one of 2021 America’s Most Responsible Companies by Newsweek magazine based on key performance indicators derived from CSR Reports, Sustainability Reports, and Corporate Citizenship Reports, as well as an independent survey of U.S. residents. 1Q FY21 Update

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 22 Uses of Cash 592 483 476 410 270 194 191 190 126 59 42 55 77 47 34 25 29 56 101 90 127 108 100 Net Cash Interest Payments Pension & Post Retirement Restructuring Cash Taxes Capex & Finance Lease (<3% of revenue) FY18A FY19A FY20A FY21E 0 100 200 300 400 500 600 700 ▪ All values in $M ▪ Net Cash Interest Payments includes interest payments on long-term debt and payments classified as adequate protection payments in connection with Chapter 11 proceedings, net of interest income ▪ Pension settlement payments to PBGC not included within Pension & Post Retirement payments 35-45

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 23 Revenue: 1Q21 4Q20 1Q20 Product $ 266 $ 269 $ 298 Services 477 486 417 Total Revenue $ 743 $ 755 $ 715 GAAP Gross Margin: Product 44.4% 44.2% 50.7 % Services 62.5% 61.5% 58.3 % GAAP Total Gross Margin 56.0% 55.4% 55.1 % GAAP Operating Margin 8.3% 9.8% 2.1 % Quarterly Income Statement (Amounts are GAAP and dollars in millions)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 24 Revenue: 1Q21 4Q20 1Q20 Product $ 266 $ 269 $ 298 Services 477 486 417 Total Revenue $ 743 $ 755 $ 715 Non-GAAP Gross Margin*: Product 60.5% 60.2% 65.1 % Services 62.5% 61.9% 59.0 % Non-GAAP Total Gross Margin* 61.8% 61.3% 61.5 % Non-GAAP Operating Margin* 21.9% 22.5% 21.1 % Adjusted EBITDA* $ 190 $ 200 $ 174 Adjusted EBITDA* % 25.6% 26.5% 24.3% *For a reconciliation of GAAP to non-GAAP financial information, please see the Appendix of this presentation. Quarterly Non-GAAP Income Statement Information (All dollars amounts are in millions)

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 25 Quarterly Revenue by Region (All dollars amounts are in millions) Revenue 1Q21 4Q20 1Q20 U.S. 414 $ 447 $ 394 EMEA 195 178 186 APAC 75 74 77 AI 59 56 58 Total $ 743 755 $ 715 % of Total Revenue U.S. 56% 59% 55 % EMEA 26% 24% 26 % APAC 10% 10% 11 % AI 8% 7% 8 % Total 100% 100% 100%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 26 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) 1Q21 4Q20 1Q20 Total Cash and Cash Equivalents $ 750 $ 727 $ 766 Cash Flow from Operations $ 48 $ 70 $ 12 Capital Expenditures and Capitalized Software $ 27 $ 26 $ 26 Days Sales Outstanding (DSO)(1) 52 51 54 Inventory Turns 13.5 14.0 11.8 Headcount (as of the end of the period indicated) 8,227 8,266 7,874 Trailing Twelve Month Revenue ($K) / Employee (Headcount as of the end of the period indicated) $ 353 $ 348 $ 364 (1)1Q FY21, 4Q FY20 and 1Q FY20 include $139M, $131M and $111M AR/contract liability netting impact when calculating DSOs.

© 2021 Avaya Inc. All rights reserved Appendix

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 28 Subscription Revenue & Cash Dynamics

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 29 Premise Subscription Revenue & Cash Dynamics

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 30 Three months ended, (In millions) December 31, 2020 September 30, 2020 December 31, 2019 Net (loss) income $ (4) $ 37 $ (54) Interest expense 56 64 58 Interest income — — (3) Provision for (benefit from) income taxes 10 (20) 25 Depreciation and amortization 103 104 107 EBITDA 165 185 133 Impact of fresh start accounting adjustments — 1 — Restructuring charges, net of sublease income 4 2 1 Advisory fees — — 39 Share-based compensation 14 9 6 Change in fair value of Emergence Date Warrants 5 3 3 Loss on foreign currency transactions 2 — 4 Gain on investments in equity and debt securities, net — — (12) Adjusted EBITDA 190 200 174 Adjusted EBITDA Margin 25.6% 26.5% 24.3 % Non-GAAP Reconciliation Adjusted EBITDA

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 31 Successor Predecessor Non-GAAP Combined Fiscal years ended September 30, Period from December 16, 2017 through September 30, 2018 Period from October 1, 2017 through December 15, 2017 Fiscal year ended September 30, 2018(In millions) 2020 2019 Net (loss) income $ (680) $ (671) $ 287 $ 2,977 $ 3,264 Interest expense 226 237 169 14 183 Interest income (6) (14) (5) (2) (7) Provision for (benefit from) income taxes 62 2 (546) 459 (87) Depreciation and amortization 423 443 384 31 415 EBITDA 25 (3) 289 3,479 3,768 Impact of fresh start accounting adjustments 1 5 196 — 196 Restructuring charges, net of sublease income 20 22 81 14 95 Advisory fees 40 11 18 3 21 Acquisition-related costs — 9 15 — 15 Reorganization items, net — — — (3,416) (3,416) Share-based compensation 30 25 19 — 19 Loss on sale/disposal of long-lived assets, net — — 4 1 5 Resolution of certain legal matters — — — 37 37 Impairment charges 624 659 — — — Change in fair value of Emergence Date Warrants 3 (29) 17 — 17 Loss (gain) on foreign currency transactions 16 8 (28) — (28) Pension/OPEB/nonretirement postemployment benefits and long-term disability costs — — — 17 17 Gain on investments in equity and debt securities, net (49) (1) — — — Adjusted EBITDA $ 710 $ 706 $ 611 $ 135 $ 746 Adjusted EBITDA Margin 24.7% 24.5% 27.2% 22.4% 26.2 % Non-GAAP Reconciliation Adjusted EBITDA cont'd

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 32 Non-GAAP Reconciliation Net (Loss) Income and (Loss) Earnings per Share Three months ended, December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 GAAP Net (Loss) Income $ (4) $ 37 $ 9 $ (672) $ (54) Non-GAAP Adjustments: Impact of fresh start accounting — 1 1 — 4 Restructuring charges, net 4 2 19 3 1 Advisory fees — — — 1 39 Share-based compensation 14 9 7 8 6 Impairment charges — — — 624 — Change in fair value of Emergence Date Warrants 5 3 3 (6) 3 Loss on foreign currency transactions 2 — 5 7 4 Gain on investments in equity and debt securities, net — — (29) (8) (12) Amortization of intangible assets 83 83 83 85 84 Income tax expense effects(1) (19) (49) (10) 17 — Non-GAAP Net Income $ 85 $ 86 $ 88 $ 59 $ 75 Dividends and accretion to preferred stockholders $ (1) $ (1) $ (1) $ (1) $ (5) Undistributed Non-GAAP Income 84 85 87 58 70 Percentage allocated to common stockholders(2) 91.2% 91.2% 91.2% 92.2% 95.4 % Numerator for Non-GAAP diluted earnings per common share $ 77 $ 78 $ 79 $ 53 $ 67 Diluted Weighted Average Shares - GAAP 83.8 84.3 83.3 93.0 109.0 Incremental shares(3) 1.4 — — 0.3 0.2 Diluted Weighted Average Shares - Non-GAAP 85.2 84.3 83.3 93.3 109.2 GAAP (Loss) Earnings per Share - Diluted $ (0.06) $ 0.39 $ 0.08 $ (7.24) $ (0.54) Non-GAAP Earnings per Share - Diluted $ 0.90 $ 0.93 $ 0.95 $ 0.57 $ 0.61 (1) The Company’s calculation of non-GAAP income taxes reflects a 25% fixed non-GAAP effective tax rate based on a blended U.S. federal and state tax rate, given the Company’s operating structure. The non-GAAP effective tax rate may differ significantly from the GAAP effective tax rate. The non-GAAP effective tax rate could be subject to change for a number of reasons, including but not limited to, changes resulting from tax legislation, material changes in revenues or expenses and other significant events. The Company will continuously assess its estimated non-GAAP effective tax rate in connection with its calculation of non-GAAP net income and non-GAAP net income per diluted share in future periods. (2) The Company’s preferred shares are participating securities, which requires the application of the two-class method to calculate diluted earnings per share. Under the two-class method, undistributed earnings are allocated to common stock and participating securities according to their respective participating rights in undistributed earnings. The percentage allocated to common stockholders reflects the proportion weighted average common stock outstanding to the weighted average of common stock and common stock equivalents (preferred shares). (3) In periods with a GAAP Net Loss, the incremental shares reflects the dilutive impact of certain securities, which are excluded from the computation of Diluted GAAP (loss) earnings per share as they are anti-dilutive.

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 33 Non-GAAP Reconciliation Gross Margin and Operating Income Three months ended, (In millions) Dec. 30, 2020 Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 416 $ 418 $ 397 $ 371 $ 394 Items excluded: Adj. for fresh start accounting — 1 1 2 3 Amortization of technology intangible assets 43 44 43 44 43 Non-GAAP Gross Profit $ 459 $ 463 $ 441 $ 417 $ 440 GAAP Gross Margin 56.0% 55.4% 55.1% 54.4% 55.1 % Non-GAAP Gross Margin 61.8% 61.3% 61.2% 61.1% 61.5 % Reconciliation of Non-GAAP Operating Income Operating Income (Loss) $ 62 $ 74 $ 53 $ (597) $ 15 Items excluded: Adj. for fresh start accounting — 1 1 — 4 Amortization of intangible assets 83 83 83 85 84 Restructuring charges, net 4 3 20 4 3 Advisory fees — — — 1 39 Share-based compensation 14 9 7 8 6 Impairment charges — — — 624 — Non-GAAP Operating Income $ 163 $ 170 $ 164 $ 125 $ 151 GAAP Operating Margin 8.3% 9.8% 7.4% (87.5) % 2.1 % Non-GAAP Operating Margin 21.9% 22.5% 22.7% 18.3% 21.1%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 34 Non-GAAP Reconciliation Revenue and Gross Margin Successor Predecessor Non-GAAP Combined Fiscal year ended September 30, 2019 Period from December 16, 2017 through September 30, 2018 Period from October 1, 2017 through December 15, 2017 Fiscal year ended September 30, 2018 (In millions) Reconciliation of Non-GAAP Revenue Revenue $ 2,887 $ 2,247 $ 604 $ 2,851 Adj. for fresh start accounting 21 206 — 206 Non-GAAP Revenue $ 2,908 $ 2,453 $ 604 $ 3,057 Reconciliation of Non-GAAP Gross Profit and Non- GAAP Gross Margin Gross Profit $ 1,575 $ 1,143 $ 362 $ 1,505 Items excluded: Amortization of technology intangible assets 174 135 3 138 Adj. for fresh start accounting 37 264 — 264 Loss on disposal of long-lived assets — 4 — 4 Share-based compensation — 1 — 1 Non-GAAP Gross Profit $ 1,786 $ 1,547 $ 365 $ 1,912 GAAP Gross Margin 54.6% 50.9% 59.9% 52.8 % Non-GAAP Gross Margin 61.4% 63.1% 60.4% 62.5%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 35 Non-GAAP Reconciliation Product and Services Gross Margins Three months ended, (In millions) Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 266 $ 269 $ 261 $ 245 $ 298 Costs 105 106 103 92 104 Amortization of technology intangible assets 43 44 43 44 43 GAAP Gross Profit 118 119 115 109 151 Items excluded: Adj. for fresh start accounting — (1) 1 1 — Amortization of technology intangible assets 43 44 43 44 43 Non-GAAP Gross Profit $ 161 $ 162 $ 159 $ 154 $ 194 GAAP Gross Margin 44.4% 44.2% 44.1% 44.5% 50.7 % Non-GAAP Gross Margin 60.5% 60.2% 60.9% 62.9% 65.1 % Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 477 $ 486 $ 460 $ 437 $ 417 Costs 179 187 178 175 174 GAAP Gross Profit 298 299 282 262 243 Items excluded: Adj. for fresh start accounting — 2 — 1 3 Non-GAAP Gross Profit $ 298 $ 301 $ 282 $ 263 $ 246 GAAP Gross Margin 62.5% 61.5% 61.3% 60.0% 58.3 % Non-GAAP Gross Margin 62.5% 61.9% 61.3% 60.2% 59.0%

204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 0 – 0 – 0 TEXT © 2021 Avaya Inc. All rights reserved 36 Three Months Ended (In millions) Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 Mar. 31, 2020 Dec. 31, 2019 Net cash provided by operating activities $ 48 $ 70 $ 45 $ 20 $ 12 Less: Capital expenditures 27 26 24 22 26 Free cash flow $ 21 $ 44 $ 21 $ (2) $ (14) Free Cash Flow Net-Debt / Adjusted EBITDA (In millions) Dec. 31, 2020 Debt maturing within one year $ — Long-term debt, net of current portion 2,893 Less: Cash and cash equivalents 750 Net-debt $ 2,143 Adjusted EBITDA (TTM) $ 726 Net-debt / Adjusted EBITDA 3.0 x Non-GAAP Reconciliation Supplemental Schedules